May 27, 2020

PINNACLE CAPITAL MANAGEMENT FUNDS TRUST

1789 GROWTH AND INCOME FUND

(Class P Shares: PSEPX)

(Class C Shares: PSECX)

Supplement to the Prospectus and Statement of Additional Information

dated February 28, 2020

This supplement updates certain information contained in the Prospectus and the Statement of Additional Information for the 1789 Growth and Income Fund (the “Fund”), a series of the Pinnacle Capital Management Funds Trust (the “Trust”). You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge online at www.pcm-advisors.com/offerings/1789-growth-income-fund/, or upon request by calling toll-free 1-888-229-9448.

Effective June 1, 2020 the address of Pinnacle Capital Management, LLC (the “Adviser”) will change from 100 Limestone Plaza, Fayetteville, New York 13066 to 507 Plum Street, Suite 120, Syracuse, New York 13204.

All references in the Prospectus and the Statement of Additional Information dated February 28, 2020 regarding the 100 Limestone Plaza, Fayetteville, New York 13066 address should be replaced with the following address:

507 Plum Street

Suite 120

Syracuse, New York 13204

This supplement should be read in conjunction with the original Prospectus and Statement of Additional Information dated February 28, 2020 and retained for future reference.